Exhibit 10.2
FIRST AMENDED AND RESTATED
CASH COLLATERAL ACCOUNT AGREEMENT
     THIS FIRST AMENDED AND RESTATED CASH COLLATERAL ACCOUNT AGREEMENT (this “Agreement”), dated as of January 14, 2009, is entered into by and between RENEGY HOLDINGS, INC., a Delaware corporation, (collectively, “Grantor” and “Borrower”) and COMERICA BANK, a Texas corporation (hereinafter sometimes referred to as “Secured Party” or “Lender”).
WITNESSETH:
     WHEREAS, Lender has extended to Borrower a revolving line of credit facility in the principal amount not to exceed $7,250,000.00 (the “RLC”), pursuant to the terms and conditions set forth in the Credit Agreement dated March 28, 2008, as modified by the First Modification to Credit Agreement with Modifications to the Cash Collateral Account Agreement dated November 14, 2008 by and between Borrower and Lender, as further modified by the Second Modification to Credit Agreement with Modifications to the Non Revolving Line of Credit Promissory Note dated November 30, 2008 by and between Borrower and Lender, as further modified by the Third Modification to Credit Agreement with Modifications to the Non Revolving Line of Credit Promissory Note dated December 29, 2008 by and between Borrower and Lender, and as further modified by the Fourth Modification to Credit Agreement with Modifications to the Non Revolving Line of Credit Promissory Note (the “Fourth Modification”) of even date herewith by and between Borrower and Lender (collectively the “Credit Agreement”).
     WHEREAS, pursuant to the Fourth Modification, Grantor has, as of the date hereof, deposited $7,250,000.00 to the Cash Collateral Account (as defined herein) maintained and operated by Grantor with Secured Party, and/or as designated by Secured Party.
     WHEREAS, Secured Party has required as a condition precedent to the effectiveness of the Fourth Modification that Grantor execute this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth herein, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged the parties hereto covenant and agree as follows:
     1. Additional Defined Terms. Capitalized terms used in this Agreement, but which are not otherwise expressly defined in this Agreement, shall have the respective meanings given thereto in the Credit Agreement. In addition, the following terms shall have the following meanings:

          “Cash Collateral Account”: A demand deposit account with Secured Party, Account No.                     , or any successor deposit account operated and maintained by Grantor, and/or approved by Secured Party. All references to the Cash Collateral Account shall include all subaccounts and securities thereof and all securities accounts, if any, maintained in connection therewith. All parties agree that the Account is a “deposit account” within the meaning of the UCC.
          “Collateral”: As defined in Section 2 below.
          “Event of Default”: As defined in Section 8.
          “Secured Obligations”: As defined in Section 2.
          “UCC”: The Uniform Commercial Code as in effect in the State of Arizona.
     2. Security for Secured Obligations. To secure the payment and performance of the Loan by the Grantor and any and all other obligations, contingent or otherwise, whether now existing or hereafter arising, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising of Grantor to Secured Party or to any of Secured Party’s subsidiaries or affiliates or successors arising under or in connection with the Notes, including the Credit Agreement as the same may from time to time be amended, modified, extended, renewed or restated (the “Secured Obligations”), Grantor hereby sells, assigns, conveys, grants, pledges, hypothecates and transfers to Secured Party a first-in-lien-priority continuing security interest in all of Grantor’s right, title and interest in and to the following property, in each case whether certificated or uncertificated, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the “Collateral”):
          (a) the Cash Collateral Account and all cash, checks, drafts, documents, certificates, certificates of deposit, passbooks, instruments and other amounts, if any, from time to time deposited or held (whether by physical possession, book entry or otherwise) in and/or evidencing the Cash Collateral Account, including, without limitation, all wire transfers made, or in the process of being made, and all other deposits, to the Cash Collateral Account;
          (b) all interest, cash, instruments and other property from time to time held (whether by physical possession, book entry or otherwise) in, received, receivable, or otherwise payable in respect of, or in exchange for, any or all of the foregoing;
          (c) all present and future accounts, contract rights, chattel paper (whether tangible or electronic), deposit accounts, documents, general intangibles (including, without limitation, payment intangibles and software), goods, instruments (including, without limitation, promissory notes), investment property, letter of credit rights, letters of credit, money, supporting obligations (in each case as such terms are defined in the UCC), and any other rights and interests pertaining to any of the foregoing, all documents, instruments or passbooks now or hereafter evidencing the Cash Collateral Account, all replacements, substitutions, renewals, products or proceeds of any of the foregoing, and all powers, options, rights, privileges and immunities pertaining thereto (including the right to make withdrawals therefrom); and

          (d) to the extent not covered by clauses (a), (b), or (c) above, all products and proceeds as defined under the UCC of any or all of the foregoing of every type.
     3. Warranties and Covenants. Grantor hereby warrants and represents to Secured Party, and covenants and agrees with Secured Party as follows:
          (a) It is acknowledged and agreed by the parties hereto that Secured Party shall have sole and exclusive possession and control of the Collateral and that this Agreement constitutes a present, absolute and current assignment of all the Collateral and is effective upon the execution and delivery hereof. Grantor acknowledges that this Agreement is an “authenticated” record and that the arrangements established under this Agreement constitute “control” of the Cash Collateral Account, as each of these terms is defined in Article 9 of the UCC.
          (b) Grantor is and shall remain the sole, lawful, beneficial and record owner of the Collateral, free and clear of all liens, restrictions, claims, pledges, encumbrances, charges, claims of third parties and rights of set-off or recoupment whatsoever (other than those in favor of Secured Party hereunder), and Grantor has the full and complete right, power and authority to pledge and grant a security interest in the Collateral in favor of Secured Party, in accordance with the terms and provisions of this Agreement.
          (c) This Agreement creates a valid and binding first-in-lien priority pledge and assignment of and security interest in the Collateral securing the payment and performance of the Secured Obligations. Grantor has not performed and will not perform any acts which might prevent Secured Party from enforcing any of the terms and conditions of this Agreement or which would limit Secured Party in any such enforcement.
          (d) Grantor’s correct legal name, mailing address, and social security number are as set forth on Exhibit A attached hereto and by this reference made a part hereof. Grantor covenants and agrees with Secured Party that Grantor shall not change any of the matters addressed by this paragraph unless it has given Secured Party thirty (30) days prior written notice of any such change and executed at the request of Secured Party or authorized the execution by Secured Party or Secured Party’s counsel of such additional financing statements or other instruments to be filed in such jurisdictions as Secured Party may deem necessary or advisable in its sole discretion to prevent any filed financing statement from becoming misleading or losing its perfected status.
          (e) Grantor shall not transfer or permit the transfer of any of the Collateral to any other person until the full satisfaction and performance of the Secured Obligations.
     4. General Covenants. Grantor covenants and agrees with Secured Party that so long as any of the Secured Obligations are outstanding or have not been paid or performed:
          (a) Grantor, without the prior written consent of Secured Party, which consent may be withheld by Secured Party in its sole and absolute discretion, shall not directly, indirectly or by operation of law sell, transfer, assign, dispose of, pledge, convey, option, mortgage, hypothecate or encumber any of the Collateral.

          (b) Grantor shall at all times defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral adverse to Secured Party’s interest in the Collateral as granted hereunder.
          (c) Grantor shall pay all taxes and other charges against the Collateral to the extent due and payable, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral and shall suffer to exist no levy, seizure or attachment of the Collateral.
          (d) Grantor authorizes Secured Party, its counsel or its representative, at any time and from time to time, at the expense of Grantor, to execute and file any financing statements or financing statement amendments or continuations, that describe or relate to the Collateral or any portion thereof in such jurisdictions as Secured Party may deem necessary or desirable to perfect its security interest in any of the Collateral and such financing statements may contain, among other items as Secured Party may deem advisable to include therein, the social security numbers of Grantor. Grantor will also obtain such waivers of lien, estoppel certificates, deposit account control agreements or subordination agreements as Secured Party may require to insure the priority of its security interest in the Collateral. Grantor shall also furnish to Secured Party such evidence as it may reasonably require to confirm the value of the Collateral, and shall do anything else Secured Party may reasonably require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.
     5. Establishment, Operation, Maintenance, and Funding of Account and Direction.
          (a) Establishment of Deposit Account; Funding of Deposit Account. Grantor has established, and continues to operate and maintain the Cash Collateral Account with Secured Party and on or before the date hereof Grantor deposited $7,250,000 cash into such Cash Collateral Account. The Cash Collateral Account is a deposit account pledged to Secured Party, and all funds on deposit in the Cash Collateral Account shall bear interest only if and to the extent separately agreed to by Secured Party, and Grantor. All funds on deposit in the Cash Collateral Account shall be held by Secured Party free of any liens or claims on the part of creditors of the Grantor other than Secured Party.
          (b) Direction. Grantor authorizes and directs Secured Party to comply with all instructions given by Secured Party in accordance with this Agreement, including directing the disposition of the Collateral or as to any other matter relating to the Cash Collateral Account, without further consent of Grantor.
     6. Cash Collateral Account Access. Notwithstanding anything to the contrary contained in this Agreement, Grantor shall not, without Secured Party’s consent, which may be withheld in Secured Party’s sole and absolute discretion, be entitled to withdraw or direct the disposition of funds from the Cash Collateral Account, or close, redesignate or move the Cash Collateral Account.
     7. Further Assurances. Grantor agrees that at any time, and from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, which Secured Party may reasonably deem necessary, or which Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
     8. Events of Default. An Event of Default (“Event of Default”) shall exist hereunder upon the occurrence of any of the following:
          (a) any warranty or representation made by or on behalf of the Grantor in this Agreement proves untrue or misleading in any material respect upon the date when made or deemed to have been made or repeated; or
          (b) Grantor shall fail to duly and fully comply with any covenant, condition or agreement of this Agreement; or
          (c) the occurrence of an event of default under the Note; or
          (d) any amendment to or termination of any financing statement in connection with the Collateral naming Grantor as debtor and Secured Party as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by, or caused by, or at the instance of Grantor without the prior written consent of Secured Party; or
          (e) any amendment to or termination of a financing statement in connection with the Collateral naming Grantor as debtor and Secured Party as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Secured Party or Secured Party’s counsel without the prior written consent of Secured Party and the effect of such filing is not completely nullified to the reasonable satisfaction of Secured Party within ten (10) days after notice to Grantor thereof.
     9. Remedies.
          (a) Upon the occurrence of an Event of Default, Secured Party, without limitation, may:
     (i) without notice to Grantor, except as required by law, and at any time or from time to time, charge, set-off, and otherwise apply all or any part of the Collateral against the Secured Obligations or any part thereof;
     (ii) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC; and
     (iii) demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose, or otherwise realize upon the Collateral (or any portion thereof) as Secured Party may determine in its sole discretion.
          (b) Grantor hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral except as otherwise specifically provided herein or in the Note. Secured Party may take any action deemed by Secured Party to be necessary or appropriate to the enforcement of the rights and remedies of Secured Party under this Agreement and/or under the Note. The remedies of Secured Party shall include, without limitation, all rights and remedies specified in this Agreement and the Note, all remedies of Secured Party under applicable general or statutory law, and the remedies of a secured party under the UCC as enacted in the State of Arizona, regardless of whether the UCC has been enacted or enacted in that form in any other jurisdiction in which such right or remedy is asserted. In addition to such other remedies as may exist from time to time, whether by way of set-off, banker’s lien, consensual security interest or otherwise, upon the occurrence of an Event of Default, Secured Party is authorized at any time and from time to time, without notice to or demand upon the Grantor (any such notice or demand being expressly waived by the Grantor to the fullest extent permitted by applicable law) to charge any and all deposits held in the Cash Collateral Account or otherwise constituting the Collateral or any portion thereof against any and all of the Secured Obligations, irrespective of whether or not Secured Party shall have made any demand for payment and although the Secured Obligations may be unmatured. Any notice required by law, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be reasonably and properly given in the manner prescribed for the giving of notice herein, and, in the case of any notice of disposition, if given at least ten (10) calendar days prior to such disposition. It is expressly understood and agreed that Secured Party shall be entitled to dispose of the Collateral at any public or private sale, without recourse to judicial proceedings and without either demand, appraisement, advertisement or notice of any kind, all of which are expressly waived to the fullest extent permitted by applicable law, and that Secured Party shall be entitled to bid and purchase at any such sale. In the event that Secured Party is the successful bidder at any public or private sale of any note or other document or instrument evidencing Grantor’s right to receive the Collateral, Secured Party shall be entitled to credit the amount bid by Secured Party against the obligations evidenced by such note, document or instrument rather than the obligations evidenced by the Note. To the extent the Collateral consists of marketable securities, Secured Party shall not be obligated to sell such securities for the highest price obtainable, but shall sell them at the market price available on the date of sale. Secured Party shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Secured Party may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Grantor. In the event that any consent, approval or authorization of any governmental agency or commission will be necessary to effectuate any such sale or sales, Grantor shall execute all such applications or other instruments as Secured Party may deem reasonably necessary to obtain such consent, approval or authorization. Upon the occurrence of an Event of Default, Secured Party may notify any account debtor or obligor with respect to the Collateral to make payment directly to Secured Party, and may demand, collect, receipt for, attach, levy, settle, compromise, compound, recover, adjust, sue for, foreclose or realize upon the Collateral and take any and all actions as Secured Party may deem necessary whether or not the Secured Obligations or the Collateral are due, and for the purpose of realizing Secured Party’s rights therein, including, without limitation, making any statements and doing and taking any actions on behalf of Grantor which are otherwise required of Grantor under the terms of any agreement as conditions precedent to payment of the Collateral, as its attorney-in-fact. All acts of said power of attorney are hereby ratified and approved and Secured Party shall not be liable for any mistake of law or fact made in connection therewith unless resulting from Secured Party’s gross negligence or willful misconduct. This power of attorney is coupled with an interest and shall be irrevocable so long as any amounts remain unpaid on any of the Secured Obligations. All remedies of Secured Party shall be cumulative to the full extent provided by law, all without liability except to account for property actually received, but the Secured Party shall have no duty to exercise such rights and shall not be responsible for any failure to do so or delay in so doing and the Secured Party shall not be in any way responsible for the preservation, maintenance, collection of or realizing upon the Collateral, or any portion thereof or any of Grantor’s rights therein. Pursuit by Secured Party of certain judicial or other remedies shall not abate nor bar other remedies with respect to the Secured Obligations or to other portions of the Collateral. Secured Party may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Secured Obligations.
     10. Indemnification.
          (a) It is specifically understood and agreed that this Agreement shall not operate to place any responsibility or obligation whatsoever upon Secured Party, and that in accepting this Agreement, Secured Party neither assumes nor agrees to perform at any time whatsoever any obligation or duty of Grantor relating to the Collateral or any other mortgage, indenture, contract, agreement or instrument to which Grantor is a party or to which it is subject, all of which obligations and duties shall be and remain with and upon Grantor.
          (b) Grantor agrees to indemnify, defend and hold Secured Party, and its respective officers, directors, and employees harmless for, from and against any and all claims, expenses, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or acts taken or omitted by Secured Party hereunder or in connection herewith, except claims, expenses, losses or liabilities arising from Secured Party’s fraud, gross negligence or willful misconduct.
          (c) Grantor upon demand shall pay to Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of counsel actually incurred (including those incurred in any appeal), and of any expert and court costs, which Secured Party may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iii) the failure by Grantor to perform or observe any of the provisions hereof beyond any applicable period for notice and cure.
     11. Security Interest Absolute. All rights of Secured Party, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:
          (a) Any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;
          (b) Any change in the time (including the extension of the maturity date of the Note), manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from the terms of the Note;

          (c) Any exchange, release or nonperfection of any other collateral for the Secured Obligations, or any release or amendment or waiver of or consent to departure from any of the Note with respect to all or any part of the Secured Obligations; or
          (d) Any other circumstance (other than payment of the Secured Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Grantor or any third party for the Secured Obligations or any part thereof.
     12. Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission of Secured Party to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Agreement to Secured Party may be exercised from time to time and as often as may be deemed expedient by Secured Party. Failure on the part of Secured Party to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Secured Party of Secured Party’s rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Grantor hereby waives to the extent permitted by law all rights which Grantor has or may have under and by virtue of the Uniform Commercial Code as enacted in the State of Arizona or in any other state, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Grantor to notice and to a judicial hearing prior to seizure by Secured Party of any of the Collateral. Grantor hereby waives and renounces for itself, its successors and assigns, presentment, demand, protest, advertisement or notice of any kind (except for any notice required by law) and all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the Secured Obligations.
     13. Continuing Security Interest; Transfer of Note; Release of Collateral. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon Grantor and its permitted successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Upon the indefeasible payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Secured Party will at Grantor’s expense execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination and the release of any lien created by this Agreement. No person or entity other than Grantor and Secured Party shall be or be deemed to be a beneficiary of this Agreement.
     14. Joint and Several Obligations. The obligations of Grantor hereunder are joint and several.

     15. Assignment Binding Upon Successors. This Agreement may be assigned by Secured Party or Grantor only in accordance with the terms of the Note. All rights of Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of Grantor shall bind its heirs, executors, administrators, successors and assigns.
     16. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF ARIZONA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS AND CHOICE OF LAW).
     17. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement shall be deemed to have been properly given or served if given in the manner provided in the Note.
     18. No Unwritten Agreements. THE WRITTEN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     19. Cash Collateral. In the event that Grantor becomes the subject of a proceeding under the Bankruptcy Code, the parties hereto agree that the Collateral shall constitute “cash collateral” of Secured Party under Section 363 of the Bankruptcy Code.
     20. Miscellaneous. Time is of the essence of this Agreement. Title or captions of paragraphs hereof are for convenience only and neither limit nor amplify the provisions hereof. References to a particular section refer to that section of this Agreement unless otherwise indicated. If, for any circumstances whatsoever, fulfillment of any provision of this Agreement shall involve transcending the limit of validity presently prescribed by applicable law, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.
     21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.
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     IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Agreement, under seal, as of the day and year first above written.

GRANTOR: RENEGY HOLDINGS, INC., a Delaware Corporation
By:	/s/ Robert M. Worsley
	Name:	Robert M. Worsley
	Title:	CEO

SECURED PARTY: COMERICA BANK, a Texas banking corporation
By:	/s/ Matthew E. James
	Name:	Matthew E. James
	Title:	Corporate Banking Officer